VARIABLE INTEREST ENTITY	9 Months Ended
Sep. 30, 2014
VARIABLE INTEREST ENTITY [Abstract]
VARIABLE INTEREST ENTITY

18. VARIABLE INTEREST ENTITY

The equity interests in Daqo New Material, the VIE, are funded by Daqo Group. Daqo New Material was structured to acquire land use rights and to erect certain facilities for the future use of the Group.

The lease agreement with the VIE is structured such that Chongqing Daqo protect Daqo Group from potential losses from Daqo New Material. As a result of this agreement, Chongqing Daqo is the primary beneficiary of Daqo New Material. Lease income and expenses and associated receivables and payables are eliminated upon consolidation as intercompany transactions. Net income of the VIE is reflected as an adjustment to noncontrolling interest. The Company relies on the lease agreements with Daqo New Material for material property, plant and equipment necessary for production. If Daqo New Material fails to perform or terminates the lease agreement for any reason, including, for example, due to its breach of the agreement or the unavailability of any required governmental approvals, or if it refuses to extend or renew the lease agreement when the agreement expires, and the Company cannot find an immediately available alternative source for leasing similar property, plant and equipment, then the Company's ability to carry on the operations will be impaired. If Daqo New Material fails to perform its obligations, the Company may need to initiate legal procedures to enforce the agreement.

On September 30, 2014, Chongqing Daqo and Daqo New Material terminated this lease agreement. As a result of the change, Chongqing Daqo no longer has the power to direct the activities that most significantly impact Daqo New Material's operations, and as such Chongqing Daqo ceased to be the primary beneficiary of Daqo New Material and deconsolidated the entity on the date the lease arrangement was terminated, December 30, 2014. No gain or loss was recorded on termination of VIE arrangement. After deconsolidation, Daqo New Material remains a related party of the Group. On January 1, 2014, Chongqing Daqo signed a new operating lease agreement with Daqo New Material with respect to certain limited facilities, including the dining hall, office space and portions of the employee dormitory which it uses for its wafer business located nearby. The term of the lease is three years and the annual rental for these facilities is approximately $1 million.

Daqo New Material leased all of its assets for use in the Group's operations. Significant assets, liabilities, revenues, operating costs and expenses and net income of the VIE are as follows:

	For the nine months ended September 30,
	2013		2014
Revenues	$-	*	$	N/A
Operating costs and expenses	$149,881,562		$	N/A
Net loss	$(149,881,562)		$	N/A

*

The lease term was amended at the beginning of 2013 and reduced the rent to $0 per month and was later terminated on December 30, 2013.